Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	94
	Debtor(s).	For the Month Ending:	8/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		11,198,438.72

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		10,885,271.40

3. BEGINNING BALANCE:		313,167.32

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing

Accounts Receivable — Pre-filing

General Sales

Other (Specify) Internal Transfers	85,000.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		85,000.00

5. BALANCE:		398,167.32

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	82,142.02

TOTAL DISBURSEMENTS THIS PERIOD:***		82,142.02

7. ENDING BALANCE:		316,025.30

8. General Account Number(s):	1891935460
	Comerica Bank
Depository Name & Location:	Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
08/07/2009	Wire	ADP	Payroll Fees		86.30	86.30
08/11/2009	Wire	Payroll Tax	Payroll		5,288.50	5,288.50
08/11/2009	8607	Payroll	Payroll		1,379.03	1,379.03
08/11/2009	8608	Payroll	Payroll		7,504.52	7,504.52
08/11/2009	8609	Payroll	Payroll		2,788.12	2,788.12
08/13/2009	Wire	Comerica Bank	Bank Fee		293.89	293.89
08/13/2009	1484	Anthem Blue Cross	Insurance		2,484.00	2,484.00
08/13/2009	1485	Bonded Services	Storage		4,000.00	4,000.00
08/13/2009	1486	Recall	Storage		918.84	918.84
08/13/2009	1487	Xerox	Office Supplies		22.49	22.49
08/21/2009	Wire	ADP	Payroll Fees		106.30	106.30
08/21/2009	1488	Alice Neuhauser Expenses	Phone / Internet / Parking		441.02	441.02
08/21/2009	1489	Arrowhead	Office Supplies		16.10	16.10
08/21/2009	1490	AT & T	Internet		86.16	86.16
08/21/2009	1491	Blue Shield	Insurance		319.00	319.00
08/21/2009	1492	Federal Express	Shipping		26.29	26.29
08/21/2009	1493	New Beginnings Enterprises	Rent / Parking		4,896.51	4,896.51
08/21/2009	1494	Alice Neuhauser Expenses	Health		69.22	69.22
08/21/2009	1495	AT & T	Telepone		291.67	291.67
08/25/2009	Wire	Payroll Tax	Payroll		5,441.91	5,441.91
08/25/2009	8610	Payroll	Payroll		1,379.02	1,379.02
08/25/2009	8611	Payroll	Payroll		7,693.51	7,693.51
08/25/2009	8612	Payroll	Payroll		2,788.12	2,788.12
08/28/2009	Wire	ADP	Payroll Fees		83.20	83.20
08/28/2009	1496	Kevin Marino Expenses	Office Supplies		299.69	299.69
08/28/2009	1497	Stutman Treister & Glatt	Legal Fees		33,438.61	33,438.61

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	82,142.02	$82,142.02

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	8/31/2009		Balance on Statement:	$349,463.91

Plus deposits in transit (a):
			Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT						0.00

Less Outstanding Checks (a):
	Check Number		Check Date	Check Amount

	1497		8/28/2009	$33,438.61

TOTAL OUTSTANDING CHECKS:						33,438.61

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:						$316,025.30

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment — ck

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	94
	Debtor(s).	For the Month Ending:	8/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			12,043,050.24

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,400,594.62

3. BEGINNING BALANCE:			642,455.62

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		41,504.25

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	Interest	57.67

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:			41,561.92

5. BALANCE:			684,017.54

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		85,000.00

Disbursements (from page 2)

TOTAL DISBURSEMENTS THIS PERIOD:***			85,000.00

7. ENDING BALANCE:			599,017.54

8. General Account Number(s):		323-221-556
		JP Morgan Chase
Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
8/17/2009	Wire	Kushner-Locke	Internal Transfer	35,000.00		35,000.00
8/28/2009	Wire	Kushner-Locke	Internal Transfer	50,000.00		50,000.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		85,000.00	0.00	$85,000.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	8/31/2009	Balance on Statement:	$599,017.54

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$599,017.54

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	94
	Debtor(s).	For the Month Ending:	8/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,302,570.28

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,487.80

3. BEGINNING BALANCE:		1,251,082.48

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	0.00

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	0.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		1,251,082.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	50.00

TOTAL DISBURSEMENTS THIS PERIOD:***		50.00

7. ENDING BALANCE:		1,251,032.48

8. General Account Number(s):	112391673
Depository Name & Location:	City National Bank
	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
08/31/2009	Fee	City National Bank	Bank Fee		$50.00	50.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
TOTAL DISBURSEMENTS THIS PERIOD:				0.00	50.00	$50.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	8/31/2009	Balance on Statement:	$1,251,032.48

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$1,251,032.48

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 08/01/09-08/31/09
(Provide a copy of monthly account statements for each of the below)
		General Account:	316,025.30

		Collateral Account:	599,017.54

		Collection Account:	1,251,032.48

*Other Accounts:
	Bank of Scotland — Pinocchio	Time Deposit	219,122.20	Currency: GBP
	Bank of Scotland — Basil	Time Deposit	247,332.25	Currency: GBP
	Edge Entertainment		172.89
	KL- PWI account		731.10
	BLT Venture	JV Account	71,485.48
	BLT Venture	JV Account	330.45
	KL\7 Venture	JV Account	39,997.94
	Denial Venture	JV Account	244,926.92
	Cracker LLC	JV Account	15,569.01
	Swing	JV Account	13,031.13
*Other Monies:
		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				3,018,774.69

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of		payments not made
Creditor, Lessor, Etc.	Payments (Mo/Qtr)	Amount of Payment	(Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	6,247.95		551,661.12
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days

TOTAL:	6,247.95	0.00	551,661.12

V. INSURANCE COVERAGE

			Amount of	Policy Expiration	Premium Paid
		Name of Carrier	Coverage	Date	Through (Date)
	Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
	Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
	E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010
Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period	Total
Ending (Date)	Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
30-Jun-2009	215,093.50	1,625.00	apply credit		1,625.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		82,225.00		83,975.00	(1,750.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing	* Authorized Gross	Paid During the
Name of Insider	Compensation	Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order		Amount
	Authorizing		Paid During
Name of Insider	Compensation	Description	the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Aug 09
Ordinary Income/Expense
Income
KL International Sales	5,500.00
Royalties	4,004.25

Total Income	9,504.25

Gross Profit	9,504.25
Expense
Bank Service Charges
City National — Service Charge	50.00
Comerica — Sevice Charge	293.89

Total Bank Service Charges	343.89
Copy Machine	22.49
Delivery & Distribution Expense
Shipping	26.29

Total Delivery & Distribution Expense	26.29
Insurance
Dental	319.00
Health	2,484.00

Total Insurance	2,803.00
Office Supplies	315.79
Parking	660.00
Payroll
Payroll cost — Employees	12,007.13
Payroll Fee	275.80
Responsible Officer	22,255.60

Total Payroll	34,538.53
Professional Fees
Legal Fees	2,327.79

Total Professional Fees	2,327.79
Rent	9,133.02
Storage	4,918.84

Total Expense	55,089.64

Net Ordinary Income	-45,585.39
Other Income/Expense
Other Income
Interest Income	57.67

Total Other Income	57.67

Net Other Income	57.67

Net Income	-45,527.72

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Aug 31, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,251,032.48
Comerica — DIP	316,025.30
Due from Vision/to Vision	9,209.62
KL Cash Collateral — JP Morgan	599,017.54

Total Checking/Savings	2,175,284.94
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	225,000.00
AR — KL	258,333.35
AR — Vision	53,327.77

Total Accounts Receivable	551,661.12

Total Current Assets	2,726,946.06

TOTAL ASSETS	2,726,946.06

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	6,247.95

Total Accounts Payable	6,247.95

Total Current Liabilities	6,247.95

Total Liabilities	6,247.95
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	993,255.43
Net Income	-618,011.23

Total Equity	2,720,698.11

TOTAL LIABILITIES & EQUITY	2,726,946.06

XI. QUESTIONNAIRE

No

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑

No

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

No

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑

I,	Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession